                                                                 EXHIBIT 10.

                               PURCHASE AGREEMENT


Banc One Capital Markets, Inc.
Goldman, Sachs & Co.
c/o Banc One Capital Markets, Inc.
One First National Plaza, Mail Suite 0701
Chicago, IL 60670

Dear Sirs:

                  Venture Holdings Trust, a grantor trust organized under the laws of Michigan (the "Trust"), proposes upon the terms and conditions set forth herein, to issue and sell to you, as the initial purchasers (individually, an "Initial Purchaser" and, collectively, the "Initial Purchasers"), $125,000,000 aggregate principal amount of its Senior Notes due 2007 (the "Senior Notes") and $125,000,000 aggregate principal amount of its Senior Subordinated Notes due 2009 (the "Senior Subordinated Notes" and together with the Senior Notes, the "Notes"). The Senior Notes are to be issued pursuant to the provisions of a Senior Indenture, to be dated as of the Closing Date (as defined), between the Issuers (as defined) and The Huntington National Bank, as Trustee (the "Trustee"). The Senior Subordinated Notes are to be issued pursuant to the provisions of a Senior Subordinated Indenture to be dated as of the Closing Date between the Issuers and the Trustee. The Senior Indenture and the Senior Subordinated Indenture are collectively referred to herein as the "Indentures." The Notes will be guaranteed (the "Subsidiary Guarantees") by each of Vemco, Inc., Venture Industries Corporation, Venture Mold & Engineering Corporation, Venture Leasing Company, Vemco Leasing, Inc., Venture Holdings Corporation, Venture Service Company, Venture Europe, Inc. and Venture EU Corporation, each a Michigan corporation, Experience Management LLC and Venture Holdings Company LLC, each a Michigan limited liability company (each a "Guarantor" and collectively, the "Guarantors," and, together with the Trust, the "Issuers"). Each direct or indirect subsidiary of the Trust, as of the Closing Date, are the entities listed on Schedule A hereto (the "Trust Subsidiaries") and each material subsidiary of Peguform GmbH ("Peguform"), as of the Closing Date, are the entities listed on Schedule B hereto (the "Peguform Subsidiaries" and together with Peguform and the Trust Subsidiaries, the "Subsidiaries"). The Notes are being issued to finance, in part, the acquisition of Peguform by certain subsidiaries of the Trust (the "Acquisition").

                  Each of the Issuers wishes to confirm as follows its agreement with the Initial Purchasers in connection with the purchase and resale of the Notes.


         1. PRELIMINARY OFFERING MEMORANDUM AND OFFERING MEMORANDUM. The

Notes will be offered and sold to the Initial Purchasers without registration under the Securities Act of 1933, as amended (the "Act"), in reliance on an exemption pursuant to Section 4(2) under the Act. The Issuers have prepared a preliminary offering memorandum, dated May 7, 1999 (the "Preliminary Offering Memorandum"), and an offering memorandum, dated May 25, 1999 (the "Offering Memorandum"), setting forth information regarding the Issuers, the Notes and the Subsidiary Guarantees. Any references herein to the Preliminary Offering Memorandum shall be deemed to include all amendments and supplements thereto. Any references herein to the Offering Memorandum shall refer to the Offering Memorandum in the form first furnished to the Initial Purchasers for use in connection with the offering of the Notes. Each of the Issuers hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Notes by the Initial Purchasers.

                  The Initial Purchasers have advised the Issuers that the Initial Purchasers propose to make offers and sales (the "Exempt Resales") of the Notes purchased by the Initial Purchasers hereunder only on the terms and in the manner set forth in the Offering Memorandum and Section 2 hereof, as soon as the Initial Purchasers deem advisable after this Agreement has been executed and delivered, (i) to persons in the United States whom the Initial Purchasers reasonably believe to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the Act, as such rule may be amended from time to time ("Rule 144A"), in transactions under Rule 144A and
(ii) to persons permitted to purchase the Notes in offshore transactions in reliance upon Regulation S under the Act in private sales exempt from registration under the Act (such persons specified in clauses (i) and (ii) being referred to herein as the "Eligible Purchasers").

                  It is understood and acknowledged that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Notes shall bear a legend substantially to the effect set forth below:

"THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN
ACCORDANCE WITH AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (SUBJECT TO THE DELIVERY OF SUCH EVIDENCE, IF ANY, REQUIRED UNDER THE INDENTURE PURSUANT
TO WHICH THIS NOTE IS ISSUED) AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS

HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY
RULE 144A THEREUNDER OR ANOTHER EXEMPTION UNDER THE SECURITIES
ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR
THE BENEFIT OF THE COMPANY THAT (a) SUCH SECURITY MAY BE
RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(A) TO A
PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE
SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF
RULE 144A, (B) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT
PRIOR TO SUCH TRANSFER PROVIDES TO THE TRUSTEE FOR THE NOTES A LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS
RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTES (THE
FORM OF THE LETTER CAN BE OBTAINED FROM THE TRUSTEE FOR THE
NOTES), (C) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE
144 UNDER THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES TO
A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF
RULE 904 UNDER THE SECURITIES ACT, OR (E) IN ACCORDANCE WITH
ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON CERTIFICATES AND AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), AS LONG AS THE REGISTRAR RECEIVES A CERTIFICATION OF THE TRANSFEROR AND AN OPINION OF
COUNSEL THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE
SECURITIES ACT, (2) TO THE COMPANY OR (3) PURSUANT TO AN
EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN
ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF
THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (b)
THE HOLDER WILL AND EACH SUBSEQUENT HOLDER IS REQUIRED TO
NOTIFY ANY PURCHASER FROM IT OF THE SECURITY
EVIDENCED HEREBY OF THE RESALE RESTRICTION SET
FORTH IN (a) ABOVE."

                  It is also understood and acknowledged that holders (including subsequent transferees) of the Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement") in substantially the form of Exhibit A hereto, to be dated as of the Closing Date.

         2. AGREEMENTS TO SELL, PURCHASE AND RESELL. (a) Each of the Issuers hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to the Initial Purchasers and, upon the basis of the representations, warranties and agreements of the Issuers herein contained and subject to all the terms and conditions set forth herein, the Initial Purchasers agree, severally and not jointly, to purchase the principal amount of Notes (together with the related Subsidiary Guarantees) set forth opposite the name of such Initial Purchaser on Schedule C hereto from the Trust at a purchase price of 97.25% of the entire principal amount of the Senior Notes purchased and a purchase price of 97.125% of the entire principal amount of the Senior Subordinated Notes purchased.

                  (b) The Initial Purchasers have advised the Issuers that they propose to offer the Notes for sale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. The Initial Purchasers severally and not jointly hereby represent and warrant to, and agree with, the Issuers that (i) they are Qualified Institutional Buyers, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks in an investment in the Notes and are purchasing the Notes pursuant to a private sale exempt from registration under the Act,
(ii) they have not and will not solicit offers for, or offer or sell, the Notes by means of any form of general solicitation or general advertising or in any manner involving a public offering within the meaning of Section 4(2) of the Act, (iii) they will solicit offers for the Notes only from, and will offer, sell or deliver the Notes as part of its initial offering, only to (A) persons in the United States whom they reasonably believe to be Qualified Institutional Buyers, or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchasers that each such account is a Qualified Institutional Buyer, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, in each case, in transactions under Rule 144A or (B) persons permitted to purchase the Notes in offshore transactions in reliance upon Regulation S under the Act, (iv) they will, during their initial distribution of the Notes, unless prohibited by applicable law, furnish to each person to whom they sell any Notes a copy of the Offering Memorandum, (v) they and their affiliates or any person acting on either of their behalf has not engaged, and will not engage, in any directed selling efforts within the meaning of Regulation S with respect to the Notes or the Subsidiary Guarantees, (vi) the Notes offered and sold by them pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions, (vii) the sale of the Notes offered and sold by the Initial Purchasers pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act, (viii) they have not offered or sold and will not offer or sell the Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Act (a) as part of its distribution at any time and (b) otherwise until 40 days after the later of the commencement of the offering of the Notes pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Act or another exemption from the registration requirements of the Act, (ix) during such 40-day distribution compliance period, it will not cause any advertisement with respect to the Series A Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Notes, except such advertisements as are permitted by and include the statements required by Regulation S, (x) at or prior to confirmation of a sale of Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day distribution compliance period referred to in Rule 903(c)(2) under the Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect: "The Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended

(the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A or to Accredited Institutions in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

                  The Initial Purchasers have advised the Issuers that they will offer the Notes to Eligible Purchasers at a price and upon terms set forth in the Offering Memorandum. Such price and terms may be changed by the Initial Purchasers at any time thereafter without notice.

                  The Initial Purchasers understand that the Issuers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to
Section 7 hereof, counsel to the Issuers and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and agreements and the Initial Purchasers hereby consent to such reliance.

         3. DELIVERY OF THE NOTES AND PAYMENT THEREFOR. Delivery to the Initial Purchasers of and payment for the Notes shall be made at the office of Dykema Gossett PLLC, 400 Renaissance Center, Detroit, Michigan 48243, at 9:00 A.M., New York City time, on May 27, 1999 (the "Closing Date"). The place of closing for the Notes and the Closing Date may be varied by agreement between the Initial Purchasers and the Issuers.

                  The Notes which the Initial Purchasers may elect to purchase will be delivered to the Initial Purchasers against payment of the purchase price therefor in immediately available (same day) funds wired in accordance with the instructions of the Issuers. The Notes will be evidenced by one or more global securities in definitive form (the "Global Notes") and/or by additional definitive securities, and will be registered, in the case of the Global Notes, in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), and in the other cases, in such names and in such denominations as the Initial Purchasers shall request prior to 9:30 A.M. New York City time, on the second business day preceding the Closing Date. The Notes to be delivered to the Initial Purchasers shall be made available to the Initial Purchasers in New York City for inspection and packaging not later than 2:00 P.M., New York City time, on the business day next preceding the Closing Date.

         4. AGREEMENTS OF THE ISSUERS. Each of the Issuers agrees with the Initial Purchasers as follows:

                  (a) The Issuers will advise the Initial Purchasers promptly and, if requested by them, will confirm such advice in writing, within the period of time referred to in the first sentence of subsection (e) below, of any change in the Trust or any of the

Subsidiaries condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event, which change or happening makes any material statement made in the Offering Memorandum (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Offering Memorandum (as then amended or supplemented) in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, or of the necessity to amend or supplement the Offering Memorandum (as then amended or supplemented) to comply with any law.

                  (b) The Issuers will furnish to the Initial Purchasers, without charge, as of the date of the Offering Memorandum, such number of copies of the Offering Memorandum as may then be amended or supplemented as they may reasonably request.

                  (c) The Issuers will not make any amendment or supplement to the Preliminary Offering Memorandum or to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which it shall reasonably object by written notice to the Issuers within three (3) business days after being so advised, and no such amendment or supplement when it is made, shall contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading.

                  (d) Prior to the execution and delivery of this Agreement, the Issuers have delivered or will deliver to the Initial Purchasers, without charge, in such quantities as the Initial Purchasers shall have requested or may hereafter reasonably request, copies of the Preliminary Offering Memorandum. Each of the Issuers consents to the use, in accordance with the securities or Blue Sky laws of the jurisdictions in which the Notes are offered by the Initial Purchasers and by dealers, prior to the date of the Offering Memorandum, of each Preliminary Offering Memorandum so furnished by the Issuers. Each of the Issuers consents to the use of the Offering Memorandum (and of any amendment or supplement thereto) in accordance with the securities or Blue Sky laws of the jurisdictions in which the Notes are offered by the Initial Purchasers in connection with the offering and sale of the Notes.

                  (e) If, at any time prior to completion of the distribution of the Notes by the Initial Purchasers to Eligible Purchasers, any event shall occur that in the judgment of any of the Issuers or in the opinion of the Initial Purchasers' counsel should be set forth in the Offering Memorandum (as then amended or supplemented) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Offering Memorandum in order to comply with any law, the Issuers will forthwith prepare an appropriate supplement or amendment thereto, and will expeditiously furnish to the Initial Purchasers a reasonable number of copies thereof.

                  (f) The Issuers will cooperate with the Initial Purchasers and with its counsel in connection with the qualification of the Notes for offering and sale by the Initial Purchasers and by dealers under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such qualification; provided that in no event shall the Issuers be obligated to qualify to do business or subject themselves to income taxation in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Notes, in any jurisdiction where it is not now so subject.

                  (g) Upon the request of the Initial Purchasers, for a period of five years after the Closing Date, the Issuers will furnish to the Initial Purchasers (i) as soon as available, a copy of each report of the Issuers mailed to holders of the Notes or filed with the Securities and Exchange Commission or similar foreign entity and (ii) from time to time such other information concerning the Trust and the Subsidiaries as the Initial Purchasers may reasonably request.

                  (h) If this Agreement shall terminate or shall be terminated pursuant to any provisions hereof (otherwise than by notice given by the Initial Purchasers terminating this Agreement pursuant to Section 9 hereof) or if this Agreement shall be terminated by the Initial Purchasers because of any failure or refusal on the part of any of the Issuers to comply with the terms or fulfill any of the conditions of this Agreement, each of the Issuers, jointly and severally, agrees to reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including fees and expenses of its counsel) reasonably incurred by it in connection herewith, but without further obligation on the part of the Issuers for loss of profits or otherwise.

                  (i) The Issuers will apply the net proceeds from the sale of the Notes to be sold by it hereunder substantially in accordance with the description set forth in the Offering Memorandum under the caption "Use of Proceeds."

                  (j) Except as stated in this Agreement and in the Preliminary Offering Memorandum and Offering Memorandum, none of the Trust or the Subsidiaries has taken, nor will they take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Notes to facilitate the sale or resale of the Notes. Except as permitted by the Act, none of the Trust or their Subsidiaries will distribute any offering material in connection with the Exempt Resales.

                  (k) Each of the Issuers will use its reasonable best efforts to cause the Notes to be eligible for trading on the PORTAL Market.

                  (l) From and after the Closing Date, so long as any of the Notes are outstanding and are "restricted securities" within the meaning of Rule 144(a) under the Act, and during any period in which any of the Issuers is not subject to Section 13 or

15(d) of the Exchange Act, the Issuers will make available to holders of the Notes and prospective purchasers of Notes designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A (d) (4) under the Act to permit compliance with Rule 144A in connection with resale of the Notes.

                  (m) Each of the Issuers agrees that it will not and will cause its affiliates not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) in a transaction that would be integrated with the sale of the Notes in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Notes.

                  (n) Except following the effectiveness of any Registration Statement (as defined in the Registration Rights Agreement) and except for such offers as may be made as a result of, or subsequent to, filing such Registration Statement(s) or amendments thereto prior to the effectiveness thereof, none of the Issuers and its affiliates will solicit any offer to buy or offer or sell the Notes by means of any form of general solicitation or general advertising (within the meaning of Regulation D under the Act).

                  (o) During the period from the Closing Date to the earlier of
(i) the effectiveness of a registration statement with respect to all the Notes then outstanding or (ii) two years after the Closing Date, the Issuers will not, and will not permit any "affiliate" (as defined in Rule 144 under the Act) of the Issuers to, resell any of the Notes that have been reacquired by them, except for Notes purchased by the Issuers or any of their affiliates and resold in a transaction registered under the Act.

                  (p) Each of the Issuers agrees to comply with all the terms and conditions of the Registration Rights Agreement and all agreements set forth in the representation letter of the Issuers to DTC relating to the approval of the Notes by DTC for "book entry" transfer.

                  (q) Each of the Issuers agrees that in connection with the registration of the Notes pursuant to the Registration Rights Agreement, or at such earlier time as may be required, they will use their best efforts to have each Indenture qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act") and any necessary supplemental indentures will be entered into in connection therewith.

                  (r) Prior to the Closing Date, the Issuers will furnish to the Initial Purchasers, as soon as they have been prepared, a copy of any unaudited interim consolidated financial statements of the Issuers and Peguform for any period subsequent to the period covered by the most recent consolidated financial statements of the Issuers and Peguform appearing in the Offering Memorandum.

                  (s) The Issuers will not claim the benefit of any usury laws against any holders of the Notes.

                  (t) The Acquisition will be consummated on the Closing Date by the parties to the Acquisition Agreements (as defined) as described in the Offering

 Memorandum.

                  (u) Promptly following the Closing Date, the Trust will contribute all or substantially all of its assets to Venture Holdings Company LLC, a Michigan limited liability company and wholly-owned subsidiary of the Trust, in compliance with the terms of the Indentures and the indenture governing the Trust's 9 1/2% Senior Notes dated as of July 1, 1997 among the Trust, certain of the Guarantors and the Trustee (the "1997 Indenture") and Venture Holdings Company LLC shall become the successor to the Trust under the Indentures and the 1997 Indenture and the Trust shall be released from its obligations under the Indentures and the 1997 Indenture, in accordance with the respective terms thereof.

         5. REPRESENTATIONS AND WARRANTIES OF THE ISSUERS. Each of the Issuers represents and warrants to the Initial Purchasers that:

                  (a) The Preliminary Offering Memorandum and Offering Memorandum with respect to the Notes have been prepared by the Issuers for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum or any amendment or supplement thereto, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Issuers, is contemplated.

                  (b) The Preliminary Offering Memorandum and the Offering Memorandum as of their respective dates do not, and the Offering Memorandum as of the Closing Date will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements in or omissions from the Preliminary Offering Memorandum or the Offering Memorandum made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Issuers in writing by or on behalf of the Initial Purchasers expressly for use therein.

                  (c) Each Indenture has been duly and validly authorized by each of the Issuers and, upon its execution and delivery by each of the Issuers and assuming due authorization, execution, delivery and performance by the Trustee, will be a valid and binding agreement of each of the Issuers, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' right generally and limits imposed by equitable principles, and conforms in all material respects to the description thereof in the Offering Memorandum; no qualification of either Indenture under the 1939 Act is required in connection with the offer and sale of the Notes contemplated hereby or in connection with the Exempt Resales.

                  (d) The Notes have been duly authorized by the Trust and the Subsidiary Guarantees have been authorized by each of the Guarantors and when the Notes are executed by the Trust and the Subsidiary Guarantees are executed by each of the Guarantors and such Notes and Subsidiary Guarantees are authenticated by the Trustee in accordance with the appropriate Indenture and the Notes and Subsidiary Guarantees are delivered to the Initial Purchasers against payment therefor in accordance with the terms hereof, the Notes will have been validly issued and delivered, and will constitute a valid and binding obligation of the Trust and the Subsidiary Guarantees will have been validly issued and delivered, and will constitute valid and binding obligations of each of the Guarantors and the Notes and Subsidiary Guarantees shall be entitled to the benefits of the appropriate Indenture and enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and limits imposed by equitable principles, and the Notes and Subsidiary Guarantees will conform in all material respects to the descriptions thereof in the Offering Memorandum.

                  (e) All the outstanding shares of capital stock or membership interests, as appropriate, of each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable.

                  (f) Each Subsidiary that is a corporation has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and each Subsidiary that is a limited liability company is a limited liability corporation duly formed and validly existing under the laws of its jurisdiction of formation; the Trust is a validly existing grantor trust under the laws of Michigan; the Trust has no subsidiaries other than the Trust Subsidiaries and each such Trust Subsidiary is owned by the Trust directly or indirectly, through one or more of the Trust Subsidiaries, free and clear of any lien, adverse claim, security interest, equity or other encumbrance, other than pursuant to the New Credit Facility; Peguform has no material subsidiaries other than the Peguform Subsidiaries and each such subsidiary is owned by Peguform directly or indirectly, through one or more of the Peguform Subsidiaries, free and clear of any lien, adverse claim, security interest, equity or other encumbrance, other than pursuant to the New Credit Facility. Each Subsidiary has the corporate or limited liability company, as appropriate, power and authority, and the Trust has all necessary power and authority, to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties; each Subsidiary is duly qualified and in good standing as a foreign corporation or limited liability company, as appropriate, authorized to do business in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have, individually or in the aggregate, a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Trust and the Subsidiaries taken as a whole (a "Material Adverse Effect"). The Trust is not required to register or qualify as a foreign entity in any jurisdiction.

                  (g) There are no legal or governmental proceedings pending or, to the knowledge of the Issuers, threatened, against the Trust or any of the Subsidiaries or to which the Trust or any of the Subsidiaries or to which any of their respective properties, is subject, that are not disclosed in the Offering Memorandum which would cause a Material Adverse Effect or materially affect the issuance of the Notes or the consummation of the transactions contemplated by this Agreement. There are no material obligations of the Trust or the Subsidiaries by way of agreements, contracts, indentures, leases or other instruments that are not described in the Offering Memorandum other than specific purchase orders, agreements and contracts with customers in the ordinary course of business. Other than as described in the Preliminary Offering Memorandum and the Offering Memorandum, none of the Trust or the Subsidiaries is involved in any strike, job action or labor dispute with any group of employees, which, singly or in the aggregate would have a Material Adverse Effect and, to the Issuers' knowledge, no such action or dispute is threatened.

                  (h) None of the Trust or the Subsidiaries is (A) in violation of its certificate or articles of incorporation, or bylaws or other organizational documents, or of any law, ordinance, administrative or governmental rule or regulation applicable to the Trust or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Trust or any of the Subsidiaries or (B) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Trust or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, except to the extent any such violation or default, in the case of (A) or (B), as does not or will not have a Material Adverse Effect.

                  (i) None of the issuance, offer, sale or delivery of the Notes and Subsidiary Guarantees, the execution, delivery or performance of this Agreement, the Indentures or the Registration Rights Agreement by the Issuers or the consummation by the Trust or the Subsidiaries of the transactions contemplated hereby or thereby (including, without limitation, the Acquisition)
(A) requires any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required in connection with the registration under the Act of the Notes and the Subsidiary Guarantees and qualification of the Indentures under the 1939 Act in accordance with the Registration Rights Agreement and compliance with the securities or Blue Sky laws of various jurisdictions), or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation, bylaws or other organizational documents, of the Trust or any of the Subsidiaries, (B) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Trust or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, (C) violates or will violate in any material respect any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Trust or any of the Subsidiaries or any of their respective properties, or (D) will result in the creation or imposition of any lien, charge or encumbrance ("Lien") upon any property or assets of the Trust or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject.

                  (j) The accountants, Deloitte & Touche LLP, who have certified or shall certify the financial statements of the Trust and its consolidated subsidiaries included as part of the Offering Memorandum (or any amendment or supplement thereto), are independent certified public accountants with respect to each of the Issuers within the meaning of Regulation S-X under the Act.

                  (k) The accountants, BDO International GmbH who have certified or shall certify the financial statements of Peguform and its consolidated subsidiaries included as part of the Offering Memorandum (or any amendment or supplement thereto), are independent certified public accountants with respect to Peguform and its subsidiaries within the meaning of Regulation S-X under the Act.

                  (l) The historical consolidated financial statements, together with related schedules and notes included in the Offering Memorandum, present fairly in all material respects the consolidated financial position, results of operations and changes in trust principal or stockholders' equity, as the case may be, and cash flows of the Issuers and Peguform, as appropriate, at the respective dates or for the respective periods to which they apply; and such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein. The pro forma financial statements and other pro forma information included in the Offering Memorandum present fairly, in all material respects, the information shown therein, comply as to form in all material respects with Regulation S-X (except with respect to the calculation of EBITDA and Adjusted EBITDA) and have been properly compiled on the pro forma bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. The other financial and statistical information and data included in the Offering Memorandum (and any amendment or supplement thereto) is accurately presented and, to the extent such information and data is derived from the financial books and records of the Issuers or Peguform, is prepared on a basis consistent with such financial statements and the books and records of the Issuers or Peguform.

                 (m) Each of the Subsidiaries that is party to the New Credit Facility (as defined in the Offering Memorandum) has all requisite corporate or limited liability company power and authority and the Trust has the power and authority to enter into the New Credit Facility, and any and all other agreements and instruments ancillary to or entered into in connection with the transactions contemplated by such New Credit Facility. The New Credit Facility and any and all other agreements and instruments ancillary to or entered into in connection with the transaction contemplated by such New Credit Facility have been duly authorized by each of the Trust and Subsidiaries party thereto.

                 (n) Each Guarantor has all requisite corporate or limited liability company power, as applicable, and authority and the Trust has the power and authority to execute, deliver and perform its obligations under this Agreement and the Registration Rights Agreement; the execution and delivery of, and the performance by each of the Issuers of their obligations under, this Agreement and the Registration Rights Agreement have been duly and validly authorized by each of the Issuers and this Agreement has been and on the Closing Date the Registration Rights Agreement will be duly executed and delivered by each of the Issuers. This Agreement constitutes and the Registration Rights Agreement will constitute valid and legally binding agreements of each of the Issuers enforceable against each of the Issuers in accordance with their terms, except as the enforcement hereof and thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement or creditors' rights generally and subject to the applicability of general principles of equity, and except as rights to indemnity and contribution hereunder and thereunder may be limited by Federal or state securities laws or principles of public policy.

                 (o) Klockner Mercator Maschinenbau GmbH and Venture Beteiligungs GmbH, each have all requisite corporate power and authority and the Trust has the power and authority to enter into the Share Purchase and Transfer Agreement dated March 8, 1999 and Neptuno Verwaltungs-und Treuhand-Gesellschaft mbH, Koln and Venture Verwaltungs GmbH each have all requisite corporate power and authority and the Trust has power and authority to enter into the Share Purchase and Transfer Agreement dated March 8, 1999 (collectively, the "Acquisition Agreements") and any and all other agreements and/or side letters ancillary to or entered into in connection with the transactions contemplated by the Acquisition Agreements and to consummate the transactions contemplated thereby.

                  (p)(i) The Acquisition Agreements have been duly and validly authorized, executed and delivered by the parties thereto and constitute the valid and binding agreement of the parties thereto, enforceable against each of them in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and (ii) all representations and warranties made by the parties to the Acquisition Agreements are true and correct in all material respects as of the date hereof. All foreign and domestic regulatory approvals necessary for consummation of the transactions contemplated by the Acquisition Agreements have been obtained.

                 (q) Except as disclosed in the Offering Memorandum, subsequent to the date as of which such information is given in the Offering Memorandum, none of the Trust or any of the Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Trust and the Subsidiaries taken as a whole, and there has not been any material change in the capital stock, or material increase in the short-term or long-term debt, of any of the Trust or the Subsidiaries or any material adverse change, or any development involving or which could reasonably be expected to involve a prospective material adverse change, in the condition (financial or other), business, properties, net worth or results of operations of the Trust and the Subsidiaries taken as a whole.

                 (r) Each of the Trust and the Subsidiaries has good and marketable title to all real property and good title to all material personal property described in the Offering Memorandum as being owned by it, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Offering Memorandum or such as would not have a Material Adverse Effect and all the property described in the Offering Memorandum as being held under lease or usage agreement by each of the Trust and the Subsidiaries is held by it under valid, subsisting and enforceable leases and usage agreements, with only such exceptions as in the aggregate would not have a Material Adverse Effect.

                 (s) The Trust and the Subsidiaries have not distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Notes, will not distribute any offering material in connection with the offering and sale of the Notes other than the Preliminary Offering Memorandum and Offering Memorandum.

                 (t) Each of the Trust and the Subsidiaries has such permits, licenses, franchises, and other approvals or authorizations of governmental or regulatory authorities ("Permits") as are necessary to own their respective properties and to conduct their respective businesses in the manner described in the Offering Memorandum, except such Permits that the failure to possess would not have a Material Adverse Effect; each of the Trust and the Subsidiaries have fulfilled and performed all their respective material obligations with respect to the Permits, except to the extent such failure to perform would not have a Material Adverse Effect and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be set forth in the Offering Memorandum; and, except as described in the Offering Memorandum, none of the Permits contains any restriction that is materially burdensome to the Trust and the Subsidiaries, taken as a whole.

                 (u) Each of the Trust and Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with applicable generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 (v) None of the Trust or the Subsidiaries or, to the Issuers' knowledge, any employee or agent of the Trust or any Subsidiary has made any payment of funds of the Trust or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which violation would have a Material Adverse Effect.

                 (w) No holder of any security of the Issuers, other than the Notes, has any right to request or demand registration of such security because of the consummation of the transactions contemplated by this Agreement or the Registration Rights Agreement.

                 (x) Each of the Trust and the Subsidiaries owns or possesses the right to use all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Offering Memorandum as being owned by any of them or necessary for the conduct of their respective businesses, and none of the Issuers is aware of any claim to the contrary or any challenge by any other person to the rights of the Trust and the Subsidiaries with respect to the foregoing, except for any such claim or challenge that would not have a Material Adverse Effect.

                 (y) Each of the Issuers is not and, upon sale of the Notes to be issued and sold thereby in accordance herewith and the application of the net proceeds to the Issuers of such sale as described in the Offering Memorandum under the caption "Use of Proceeds," will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 (z) When the Notes are issued and delivered pursuant to this Agreement, such Notes will not be of the same class (within the meaning of Rule 144A (d)(3) under the Act) as any security of the Issuers that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated interdealer quotation system.

                  (aa) None of the Issuers or any affiliate (as defined in Rule 501(b) of Regulation D ("Regulation D") under the Act) of them has directly, or through any agent (provided that no representation is made as to the Initial Purchasers or any person acting on their behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) which is or will be integrated with the offering and sale of the Notes in a manner that would require the registration of the Notes under the Act, or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offering of the Notes.

                  (bb) Assuming (i) that the representations and warranties in
Section 2 hereof are true, (ii) the Initial Purchasers comply with the covenants set forth in Section 2 hereof, and (iii) that each person to whom the Initial Purchasers offer, sell or deliver the Notes is a Qualified Institutional Buyer or a person permitted to purchase the Notes in an offshore transaction in reliance on Regulation S under the Act, the purchase and sale of the Notes pursuant hereto (including the Initial Purchasers' proposed offering of the Notes on the terms and in the manner set forth in the Offering Memorandum and
Section 2 hereof) is exempt from the registration requirements of the Act and the Indentures are not required to be qualified under the 1939 Act.

                  (cc) The execution and delivery of this Agreement, the Registration Rights Agreement and Indentures and the sale of the Notes to the Initial Purchasers or by the Initial Purchasers to Eligible Purchasers will not involve any prohibited transaction within the meaning of Section 406 of ERISA or
Section 4975 of the Code. The representation made by the Issuers in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Eligible Purchasers as set forth in the Offering Memorandum under the section entitled "Notice to Investors."

                  (dd) Except as described in the Offering Memorandum or as would not, singularly or in the aggregate, have a Material Adverse Effect on the Trust and the Subsidiaries or otherwise require disclosure in a registration statement filed under the Act, (i) none of the Trust or any of the Subsidiaries is in violation of any federal, state or local laws and regulations relating to pollution or protection of human health or the environment, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of toxic or hazardous substances, materials or wastes, or petroleum and petroleum products ("Materials of Environmental Concern"), or otherwise relating to the protection of human health and safety, or the use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "Environmental Laws"), which violation includes, but is not limited to, noncompliance with, or lack of, any permits or other environmental authorizations, and (ii) (A) none of the Trust or any of the Subsidiaries has received any communication (written or oral), whether from a governmental authority or otherwise, alleging any such violation or noncompliance, and there are no circumstances, either past, present or that are reasonably foreseeable, that may lead to any such violation in the future, (B) there is no pending or threatened claim, action, investigation or notice (written or oral) by any person or entity alleging potential liability for investigatory, cleanup, or response costs, or natural resources or property damages, or personal injuries, attorney's fees or penalties relating to (x) the presence, or release into the environment, of any Materials of Environmental Concern, or (y) circumstances forming the basis of any violation or potential violation, of any Environmental Law (collectively, "Environmental Claims"), and (C) there are no past or present actions, activities, circumstances, conditions, events or incidents that could form the basis of any Environmental Claim against the Trust or any of the Subsidiaries or against any person or entity for whose acts or omissions the Trust or any of the Subsidiaries is or may reasonably be expected to be liable, either contractually or by operation of law. In the ordinary course of business, the Trust and each of the Subsidiaries, as appropriate, (i) conduct a periodic review of the effect of Environmental Laws on the business, operations and properties of the Trust and each of the Subsidiaries, in the course of which, or as a result of which, the Trust or any of the Subsidiaries have used their best efforts to identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities, and any potential liabilities to third parties), and (ii) have conducted environmental investigations of, and have reviewed reasonably available information regarding, the business, properties and operations of the Trust and each of the Subsidiaries, and of other properties within the vicinity of their business, properties and operations, as appropriate for the circumstances of each such property and operation; on the basis of such reviews, investigations and inquiries, the Issuers have reasonably concluded that, except as disclosed in the Offering Memorandum, any costs and liabilities associated with such matters would not have, singularly or in the aggregate, a Material Adverse Effect on the Trust and the Subsidiaries, taken as a whole, or would otherwise require disclosure in a registration statement filed under the Act.

                  (ee) Each of the Trust and, as applicable, the Subsidiaries has filed all federal, state, local and foreign income or other tax returns which have been required to be filed and has paid all taxes indicated by said returns to be due and all assessments received by them or any of them to the extent such taxes have become due other than those contested in good faith by appropriate proceedings diligently conducted (with proper reserves in accordance with generally accepted accounting principles for any such taxes being so contested). To the best knowledge of each Issuer, the charges, accruals and reserves on the books of the Trust and the Subsidiaries in respect of any tax liability for any years not finally determined are adequate to meet any assessments or reassessments for additional tax for any years not finally determined, except as disclosed in the Offering Memorandum and except to the extent of any inadequacy that would not have a Material Adverse Effect. At all times from January 1, 1988, the Trust was a grantor trust described in Section 1361(c)(2)(A)(i) of the Internal Revenue Code of 1986, as amended (the "Code"), and any predecessor provision, for federal income tax purposes, and each other Issuer (other than Venture Holdings Corporation) was an S corporation, within the meaning of Section 1361 of the Code, for federal income tax purposes, except that Venture Industries Corporation became an S corporation on February 1, 1989, Venture Service Company became an S corporation on January 1, 1992, Venture Leasing Company, Inc. became an S Corporation on February 1, 1988 and Vemco Leasing, Inc. became an S corporation on February 15, 1988 and Experience Management LLC is taxed as a partnership for tax purposes and Venture Holdings Company LLC is a pass-through entity for tax purposes. Each subsidiary of Peguform identified on Schedule B hereto is incorporated in the jurisdiction identified on Schedule B hereto. Each corporation which has been merged into any Issuer prior to the Closing Date except Bailey Corporation and its subsidiaries, was at all times prior thereto an S corporation, as defined in Section 1361 of the Code, for federal income tax purposes. Each Issuer and each corporation which was merged into any Issuer was either a grantor trust, within the meaning of Section 1361(c)(2)(A)(i) of the Code and any predecessor provision; an S corporation, within the meaning of Section 1361 of the Code and any predecessor provision; or was granted a similar tax status under a state and local tax law, for state and local tax purposes in each state and local jurisdiction in which such corporation filed a return claiming the benefits of a grantor trust, an S corporation, or such similar tax status. Venture Holdings Corporation has not participated in any transaction to which Code Section 381 applies.

                  (ff) No labor dispute with the employees of the Trust and the Subsidiaries exists or is threatened or imminent that would have a Material Adverse Effect.

                  (gg) On the Closing Date, the Corporate Opportunity Agreement will be duly executed and delivered by Larry J. Winget and constitutes a valid and binding agreement of Larry J. Winget, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency other similar laws now or hereafter affecting creditors' rights generally and subject to the applicability of general principles of equity.

                  (hh) The execution, delivery and performance of the Corporate Opportunity Agreement by Larry J. Winget and the compliance by Larry J. Winget with all of the provisions thereof (A) will not, under laws and regulations currently in effect or with currently known future effective dates, require any consent, approval, authorization or other order of any federal, state, foreign or other court, regulatory body, administrative agency or other governmental body or authority or, if so required, all such consents, approvals, authorizations and orders have been obtained and are in full force and effect, (B) will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, any material agreement, indenture or other instrument to which Larry J. Winget or any affiliate of Larry
J. Winget is a party or by which Larry J. Winget or any affiliate of Larry J. Winget is a party or by which Larry J. Winget or any affiliate of Larry J. Winget or any of their respective assets or property is bound or (C) will not violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to Larry J. Winget, any of his affiliates or their respective property.

                  (ii) Each of the Trust and the Subsidiaries has in effect with insurers of recognized financial responsibility insurance against such losses and risks and in amounts the Issuers reasonably believe are adequate in light of the business conducted by the Trust and the Subsidiaries and the properties owned by them.

                  (jj) The Trust (on a consolidated basis) is, and immediately after the Closing Date and the application of the proceeds of the offering of the Notes as described under the caption "Use of Proceeds" in the Offering Memorandum will be, Solvent. As used herein, the term "Solvent" means, with respect to the Trust (on a consolidated basis) on a particular date, that on such date (i) the fair market value of its assets is greater than the total amount of its liabilities (including contingent liabilities), (ii) the present fair salable value of its assets is greater than the amount that will be required to pay its probable liabilities on its debts as they become absolute and matured, (iii) it is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (iv) it does not have unreasonably small capital.

                  (kk) None of the Issuers nor any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Issuers make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Act ("Regulation S") with respect to the Notes or the Subsidiary Guarantees.

                  (ll) Assuming the Initial Purchasers comply with the covenants set forth in Section 2 above:

                      (i) the Notes offered and sole in reliance on Regulation S have been and will be offered and sold only in offshore transactions; and

                     (ii) the Issuers and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Issuers make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Notes outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902(g)(2).

                  (mm) The sale of Notes pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

                  (nn) Each of the Issuers is a "reporting issuer," as defined in Rule 902 under the Act.

             (oo) On the Closing Date, the New Notes (as defined in the Registration Rights Agreement) will have been duly authorized by the Trust. When the New Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer (as defined in the Registration Rights Agreement) and the Indentures, the New Notes and Subsidiary Guarantees thereto will be entitled to the benefits of the appropriate Indenture and will be the valid and binding obligations of the Trust and the Guarantors, as applicable, enforceable against the Trust and the Guarantors, as applicable, in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

           6. INDEMNIFICATION AND CONTRIBUTION. (a) Each of the Issuers, jointly and severally, agrees to indemnify and hold harmless the Initial Purchasers and each person, if any, who controls the Initial Purchasers within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, and the agents, employees, officers and directors of the Initial Purchasers, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or Offering Memorandum or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information furnished in writing to the Issuers by or on behalf of the Initial Purchasers expressly for use in connection therewith, provided, however, that the indemnification contained in this paragraph (a) with respect to the Preliminary Offering Memorandum shall not inure to the benefit of the Initial Purchasers (or to the benefit of any person controlling the Initial Purchasers) on account of any such loss, claim, damage, liability or expense arising from the sale of the Notes by the Initial Purchasers to any person if the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the Preliminary Offering Memorandum was corrected in the Offering Memorandum and the Initial Purchasers sold Notes to that person without sending or giving at or prior to the written confirmation of such sale, a copy of the Offering Memorandum if the Issuer has previously furnished sufficient copies thereof to the Initial Purchasers on a timely basis to permit such sending or giving. The foregoing indemnity agreement shall be in addition to any liability which the Issuers may otherwise have.

                  (b) If any action, suit or proceeding shall be brought against the Initial Purchasers or any person controlling such Initial Purchasers in respect of which indemnity may be sought against the Issuers, the Initial Purchasers or such controlling person shall promptly notify in writing the parties against whom indemnification is being sought (the "indemnifying parties"), and such indemnifying parties shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. The Initial Purchasers or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Initial Purchasers or such controlling person unless (i) the indemnifying parties have agreed in writing to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both the Initial Purchasers or such controlling person and the indemnifying parties and the Initial Purchasers or such controlling person shall have been advised by its counsel that representation of such indemnified party and any indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential material differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of the Initial Purchasers or such controlling person). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for the Initial Purchasers and controlling persons not having actual or potential material differing interests with the Initial Purchasers or among themselves, which firm shall be designated in writing by Banc One Capital Markets, Inc., and that all such fees and expenses shall be reimbursed on a monthly basis. The indemnifying parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent (which consent will not be unreasonably withheld), but if settled with such written consent, or if there be a final unappealable judgment for the plaintiff in any such action, suit or proceeding, the indemnifying parties agree to indemnify and hold harmless the Initial Purchasers and any such controlling person, to the extent provided in paragraph (a), from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

                  (c) The Initial Purchasers severally agree to indemnify and hold harmless the Issuers and their trustees, special advisors, beneficiaries, directors and officers, and each person who controls the Issuers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Issuers to the Initial Purchasers set forth in paragraph (a) hereof, but only with respect to information furnished in writing by or on behalf of the Initial Purchasers expressly for use in the Preliminary Offering Memorandum or Offering Memorandum or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against any of the Issuers and any of its trustees, special advisors, beneficiaries, directors or officers, or any such controlling person based on the Preliminary Offering Memorandum or Offering Memorandum, or any amendment or supplement thereto, and in respect of which indemnity may be sought against the Initial Purchasers pursuant to this paragraph (c), the Initial Purchasers shall have the rights and duties given to the Issuers by paragraph (b) above (except that if the Issuers shall have assumed the defense thereof the Initial Purchasers shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the Initial Purchasers' expense), and the Issuers, their directors and officers, and any such controlling person shall have the rights and duties given to the Initial Purchasers by paragraph
(b) above. The foregoing indemnity agreement shall be in addition to any liability which the Initial Purchasers may otherwise have.

                  (d) If the indemnification provided for in this Section 6 is unavailable to or is insufficient to hold harmless an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Initial Purchasers on the other hand from the offering of the Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuers bear to the total underwriting discounts and commissions received by the Initial Purchasers. The relative fault of the Issuers on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Issuers on the one hand or by the Initial Purchasers on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by a pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitation set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of the immediately preceding paragraphs (c) or (d), the Initial Purchasers shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 6(e) are several in proportion to the respective principal amount of the Notes purchased by each of the Initial Purchasers hereunder and not joint.

                  (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 6 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 6 and the respective representations and warranties of the Issuers and the Initial Purchasers set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Initial Purchasers or any persons controlling the Initial Purchasers, the Issuers, their directors or officers or any person controlling the Issuers, (ii) acceptance of any Notes and payment therefore hereunder, and (iii) any termination of this Agreement. A successor to the Initial Purchasers or any person controlling the Initial Purchasers, or to the Issuers, or their directors or officers or any person controlling the Issuers shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 6.

                  (g) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

          7. CONDITIONS OF THE INITIAL PURCHASERS' OBLIGATIONS. The obligations of the Initial Purchasers to purchase the Notes are subject to the following conditions:

                  (a) At the time of execution of this Agreement and on the Closing Date, no order or decree preventing the use of the Offering Memorandum or any amendment or supplement thereto, or any order asserting that the transactions contemplated by the Agreement are subject to the registration requirements of the Act shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Issuers, be contemplated. No stop order suspending the sale of the Notes in any jurisdiction designated by the Initial Purchasers shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Issuers, shall be contemplated.

                  (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth, or results of operations of the Trust or the Subsidiaries not contemplated by the Offering Memorandum, which in the opinion of the Initial Purchasers, would materially adversely affect the market for the Notes, or (ii) any event or development relating to or involving the Trust or the Subsidiaries or any officer or director of any of them which makes any statement of material fact made in the Offering Memorandum untrue or which, in the opinion of the Issuers and their counsel or the Initial Purchasers and their counsel, requires the making of any addition to or change in the Offering Memorandum in order to state a material fact required by any law to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, if amending or supplementing the Offering Memorandum to reflect such event or development would, in the opinion of the Initial Purchasers, materially adversely affect the market for the Notes.

                  (c) Prior to or substantially simultaneously with the Closing Date, the Issuers (x) shall have received the proceeds of the Indebtedness incurred under the New Credit Facility, as described in the Offering Memorandum, and (y) with respect to the Acquisition Agreements all conditions to such Acquisition Agreements shall have been completed, satisfied or waived and all parties to such Acquisition Agreements shall be, in the reasonable judgment of the Initial Purchasers, prepared to close immediately.

                  (d) The Initial Purchasers shall have received on the Closing Date an opinion of Dykema Gossett PLLC, special counsel for the Issuers dated the Closing Date and addressed to the Initial Purchasers, to the effect that:

                     (i) Each of the Guarantors (except Experience Management LLC ("Experience") and Venture Holdings Company LLC ("VHC")) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and each of Experience and VHC is a limited liability company duly formed and validly existing as a limited liability company in good standing under the laws of Michigan; the Trust is validly existing as a trust under the laws of Michigan; and each of the Guarantors (other than Experience and VHC) has the corporate power and authority, and each of Experience and VHC has the limited liability company power and authority, and the Trust has the power and authority, to carry on its business as described in the Offering Memorandum (and any amendment or supplement thereto) and to own, lease and operate its properties;

                    (ii) Each of the Guarantors (other than Experience and
VHC) is
duly qualified and in good standing as a foreign corporation and each of Experience and VHC is duly qualified and in good standing as a limited liability company authorized to do business in each jurisdiction listed on a schedule to such opinion, and the Trust is not required to qualify as a foreign corporation or trust in any jurisdiction;

                           (iii) Larry J. Winget is the sole beneficiary of the
Trust during his lifetime. All of the outstanding shares of capital stock of each of the Guarantors (other than Experience and VHC) have been duly and validly authorized and issued and are fully paid and non-assessable and the ownership interests of each of Experience and VHC have been properly issued, and to the knowledge of such counsel, except as described in the Offering Memorandum, all such capital stock and ownership interests are owned directly or indirectly by the Trust free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature, and, to the knowledge of such counsel, there are no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or ownership interests in the Guarantors that are outstanding under any agreement described or specifically referred to in the Offering Memorandum;

                           (iv) Each of the Issuers (except the Trust and
Experience and VHC) has the corporate power and authority, and the Trust has the power and authority and each of Experience and VHC has the limited liability company authority to enter into this Agreement and the Registration Rights Agreement and to issue, sell and deliver the Notes and Subsidiary Guarantees, as appropriate, to be sold by it to the Initial Purchasers as provided herein, and this Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by each of the Issuers and are the valid, legal and binding agreements of each of the Issuers, enforceable against each of the Issuers in accordance with their terms, except as (a) the enforceability thereof may be limited by or subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium, usury or similar laws now or hereafter affecting creditors' rights generally, (b) rights or remedies (including, without limitation, acceleration, specific performance and injunctive relief) may be limited by equitable principles of general applicability (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness) whether such principles are considered in a proceeding in equity or at law, and may be subject to the discretion of the court before which any proceedings therefor may be brought and (c) as enforcement of rights to indemnity and contribution thereunder may be limited by Federal or state securities laws or principles of public policy;

                           (v) Each of the Indentures has been duly and validly
authorized, executed and delivered by each of the Issuers and, assuming due authorization, execution and delivery by the Trustee, is a valid and binding agreement of each of the Issuers enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by or subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium, usury or similar laws now or hereafter affecting creditors' rights generally, and (b) rights or remedies (including, without limitation, acceleration, specific performance and injunctive relief) may be limited by equitable principles of general applicability (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness) whether such principles are considered in a proceeding in equity or at law, and may be subject to the discretion of the court before which any proceedings therefor may be brought. Assuming that the representations and warranties of the Initial Purchasers contained herein are true, correct and complete and that the Issuers and the Initial Purchasers comply with their respective covenants and agreements contained herein, no qualification of the Indentures under the 1939 Act is required in connection with the offer and sale of the Notes contemplated hereby or in connection with the Exempt Resales;

                           (vi) The Notes and Subsidiary Guarantees have been
duly and validly authorized by the Trust and each of the Guarantors, respectively, and when executed by the Trust and each of the Guarantors, respectively, in accordance with the appropriate Indenture and, assuming due authentication of the Notes by the Trustee in accordance with the terms of the appropriate Indenture, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, such Notes and Subsidiary Guarantees will have been validly issued and delivered, and will constitute valid and binding obligations of each of the Trust and the other Issuers, respectively, enforceable in accordance with their terms and entitled to the benefits of the appropriate Indenture, except as (a) the enforceability thereof may be limited by or subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium, usury or similar laws now or hereafter affecting creditors' rights generally, and (b) rights or remedies (including, without limitation, acceleration, specific performance and injunctive relief) may be limited by equitable principles of general applicability (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness) whether such principles are considered in a proceeding in equity or at law, and may be subject to the discretion of the court before which any proceedings therefor may be brought;

                           (vii) Neither the offer, sale or delivery of the
Notes and Subsidiary Guarantees, the execution, delivery or performance by each of the Trust and the Guarantors of this Agreement, the Registration Rights Agreement or the Indentures, compliance by each of the Trust and the Guarantors with the provisions hereof or thereof nor consummation by each of the Trust and Guarantors of the transactions contemplated hereby or thereby (including, without limitation, in the case of the Trust, the Acquisition Agreements and the transactions contemplated thereby) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation, operating agreement, bylaws or certificate of trust, as the case may be, of the Trust or any of the Guarantors or any agreement, indenture, lease or other instrument to which the Trust or any of the Guarantors is a party or by which any of them or any of their properties is bound, which agreements have been identified on a certificate of a responsible officer of the Trust as all the material agreements to which the Trust or any of the Guarantors are party or by which any of them or any of their properties are bound, results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Issuers under such agreements, nor will any such action result in any violation in any material respect of any existing law, of any regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree known to such counsel to be specifically applicable to the Trust or any of the Guarantors or any of their respective properties;

                           (viii) No consent, approval, authorization or other
order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official is required on the part of the Trust for the valid execution and delivery of the Notes or on the part of the Guarantors for the valid execution and delivery of the Subsidiary Guarantees to the Initial Purchasers as contemplated by this Agreement and the Indentures and compliance and performance by each of the Issuers with the provisions thereof (except such as may be required under securities or Blue Sky laws of various jurisdictions or as have been obtained);

                           (ix) To the knowledge of such counsel after
reasonable inquiry of officers of the Trust and the Guarantors, but without any other independent investigation, (A) other than as described in the Offering Memorandum (or any supplement thereto), there are no legal or governmental proceedings pending or threatened against the Trust or the Guarantors, or to which the Trust or the Guarantors or any of their properties, are subject, which are not disclosed in the Offering Memorandum and which, would cause a Material Adverse Effect or would materially affect the issuance of the Notes or the consummation of the transactions contemplated by this Agreement and (B) there are no material agreements, contracts, indentures, leases or other instruments, that are not described in the Offering Memorandum (or any amendment or supplement thereto) other than specific purchase orders, agreements and contracts with customers in the ordinary course of business;

                           (x)  The statements contained in the Offering
Memorandum, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, present fair summaries of such contracts, agreement, legal documents, statements of law or legal conclusions;

                           (xi)  Except as described in the Offering Memorandum,
such counsel does not know of any person who has the right, contractual or otherwise, to cause the Trust to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Notes or the right, as a result of the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement, to require registration under the Act of any shares of Common Stock or other securities of any of the Issuers;

                           (xii) When the Notes are issued and delivered
pursuant to this Agreement, such Notes will not be of the same class (within the meaning of Rule 144A(d) (3) under the Act) as any security of the Issuers that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated interdealer quotation system;

                           (xiii) Assuming that the representations and
warranties of the Initial Purchasers contained in the Purchase Agreement are true, correct and complete and that the Issuers and Guarantors and the Initial Purchasers comply with their respective covenants and agreements contained in the Purchase Agreement, no registration of the Notes or Subsidiary Guarantees under the Act is required for the sale of the Notes and Subsidiary Guarantees to the Initial Purchasers or for the Exempt Resales in the manner contemplated by the Purchase Agreement and the Offering Memorandum;

                           (xiv) None of the Issuers are and, after giving
effect to the offering and sale of the Notes and Subsidiary Guarantees and the application of the net proceeds thereof as described in the Offering Memorandum, none of the Issuers will be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                  In addition, such counsel shall state that although such counsel has not undertaken, except as otherwise indicated in their opinion, to determine independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, such counsel has participated in the preparation of the Offering Memorandum, including review and discussion of the contents thereof, and on the basis of the foregoing nothing has come to the attention of such counsel that has caused them to believe that the Offering Memorandum, except as to the financial statements and the notes thereto and the schedules and other financial and statistical data included therein as to which no belief is expressed, as of its date and as of the Closing Date contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that any amendment or supplement to the Offering Memorandum, as of its respective date, and as of the Closing Date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
                  In rendering such opinion, counsel may rely (A) as to matters of fact on (1) the representations and warranties of the Issuers and the Initial Purchasers set forth in this Agreement and (2) certificates of responsible officers of the Issuers and of public officials; and (B) upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Issuers as to laws of any jurisdiction other than the United States and of the State of Michigan, provided that such counsel is acceptable to the Initial Purchasers, and such reliance is expressly authorized by each opinion so relied upon and a copy of such opinion is delivered to the Initial Purchasers in form and substance reasonably satisfactory to it and its counsel. Such opinion may also state, as to the enforceability of the Indenture and this Agreement, that such counsel assumes that the laws of the State of New York which effect enforceability are not different from the laws of the State of Michigan (excluding choice of law rules thereof).

                           (e) The Initial Purchasers shall have received on the
Closing Date an opinion of Paul Lieberman, P.C., counsel for the Issuers, dated the Closing Date and addressed to the Initial Purchasers as to the matters referred to above (except for paragraphs (v), (vi) (viii), (xii), (xiii) and (xiv)) and to the effect that:

                     (i) The execution, delivery and performance of the Corporate Opportunity Agreement by Larry J. Winget and the compliance by Larry
J. Winget with all of the provisions thereof (1) does not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body or authority or, if so required, all such consents, approvals, authorizations and orders have been obtained and are in full force and effect, (2) will not conflict with or constitute a breach of any of the terms or provisions of, or a default under any agreement, indenture or other instrument known to such counsel to which Larry J. Winget or any affiliate of Larry J. Winget is a party or by which Larry J. Winget or any affiliate of Larry J. Winget or any of their respective assets or property is bound, and (3) will not violate or conflict with any material laws, administrative regulations or rulings or court decrees applicable to Larry J. Winget or any affiliate of Larry J. Winget or their respective property;

                     (ii) The Corporate Opportunity Agreement has been duly executed and delivered by Larry J. Winget and constitutes a valid, legal and binding agreement of Larry J. Winget, enforceable in accordance with its terms except as (a) the enforceability thereof may be limited by or subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium, usury or similar laws now or hereafter affecting creditors' rights generally, and (b) rights or remedies (including, without limitation, acceleration, specific performance and injunctive relief) may be limited by equitable principles of general applicability (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness) whether such principles are considered in a proceeding in equity or at law, and may be subject to the discretion of the court before which any proceedings therefor may be brought.

                     (iii) Except as discussed in the Offering Memorandum (a) none of the Trust or the Guarantors is in violation of its respective certificate or articles of incorporation, declaration of trust, bylaws, or other organizational documents and (b) as to the material obligations, agreements and conditions contained in any material bond, debenture, note or other evidence of indebtedness of the Issuers which counsel is aware of or should reasonable be aware of given the transactions counsel has materially been involved with ("Issuers' Debt") or any material agreement, indenture, lease or other instrument to which the Issuers are a party or by which any of them or any of their respective properties may be bound which counsel is aware or should reasonably be aware of given the transactions counsel has materially been involved with ("Issuers' Agreements"), to the best knowledge of such counsel, after reasonable inquiry (which was limited to reviewing documents in its possession and obtaining factual explanations, representations and warranties from knowledgeable representatives of the Trust or the Guarantors, the Trust or the Guarantors are not in material default of such Issuers' Debt or Issuers' Agreements.

                           (iv) Except as discussed in the Offering Memorandum,
to the best knowledge of counsel, after reasonable inquiry and given the transactions of the Trust and the Guarantors in which such counsel has been materially involved with, none of the Trust or the Guarantors is materially in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Trust and the Guarantors or of any decree of any court or governmental agency or body having jurisdiction over the Trust and the Guarantors.

                           (v) The Trust is a grantor trust as described in
Section 1361 of the Code, or any similar provision of state or local law, and each other Issuer, other than Venture Holdings Corporation is an S corporation, as defined in Section 1361 of the Code, or is taxed as a partnership or other pass-through entity for federal income tax purposes.

                           (vi) In rendering such opinion, counsel may rely as
to matters of fact on certificates of responsible officers of the Issuers and of public officials. Such counsel may also state that he is not opining as to matters relating to (a) environmental matters, (b) financial tests, (c) tax calculations or (d) environmental, financial, tax or securities reporting.

                  (f) The Initial Purchasers shall have received on the Closing Date an opinion of Baker & McKenzie, special counsel for the Issuers dated the Closing Date and addressed to the Initial Purchasers, reasonably satisfactory to the Initial Purchasers and substantially to the effect that:

                           (i)   the consummation of the sale and purchase of
the shares of Peguform pursuant to the Share Purchase and Transfer Agreement dated March 8, 1999 ("Share Purchase Agreement") will not violate any provision of constituent documents (Articles of Incorporation) of Peguform;

                           (ii)   the consummation of the sale and purchase of
the shares of Peguform pursuant to the Share Purchase Agreement will not result in any default under any of the material agreements to which Peguform is a party; and

                     (iii) the consummation of the sale of the shares of Peguform as contemplated in the Share Purchase Agreement has been authorized by the German Federal Cartel Office by letter dated April 21, 1999, and no other consent, license, approval or authorization of any government, judicial or any other authority in Germany is required in connection with the transfer of the shares of Peguform and other assets pursuant to the Share Purchase Agreement and the performance and completion of all other transactions contemplated thereby.

                  In rendering such opinion, counsel may rely as to matters of fact on certificates of responsible officers of Peguform, public officials and representations of Peguform in the Acquisition Agreements, to the extent such counsel deems appropriate.

                 (g) The Initial Purchasers shall have received on the Closing Date an opinion of Latham & Watkins, special counsel for the Initial Purchasers, dated the Closing Date, and addressed to the Initial Purchasers, with respect to such matters as the Initial Purchasers may request.

                 (h) The Initial Purchasers shall have received letters addressed to the Initial Purchasers, and dated the date hereof and the Closing Date, from Deloitte & Touche LLP and BDO International GmbH, independent certified public accountants, substantially in the forms heretofore approved by the Initial Purchasers.

                 (i) (i) There shall not have been any change in the capital stock of the Trust or any of the Subsidiaries nor any material increase in the short-term or long-term debt of the Trust or any of the Subsidiaries (other than in the ordinary course of business) from that set forth in the Offering Memorandum; (ii) there shall not have been, since the respective dates as of which information is given in the Offering Memorandum, except as may otherwise be stated therein, any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Trust and the Subsidiaries taken as a whole; (iii) the Trust and the Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Trust and the Subsidiaries, taken as a whole, other than those reflected in the Offering Memorandum; and (iv) all the representations and warranties of the Issuers contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and the Initial Purchasers shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Issuers (or such other officers as are acceptable to the Initial Purchasers), to the effect set forth in this
Section 7(h) and in Section 7(i) hereof.

                 (j) Each of the Issuers shall not have failed at or prior to the Closing Date to have performed or complied in all material respects, with any of their agreements herein contained and required to be performed or complied with by them hereunder at or prior to the Closing Date.

                 (k) After the date hereto and at or prior to the Closing Date there shall not have been any announcement by any "nationally recognized statistical rating organization," as defined for purposes of Rule 436 (g) under the Act, that (i) it is downgrading its rating assigned to any class of securities of the Issuers, or (ii) it is reviewing its ratings assigned to any class of securities of the Issuers with a view to possible downgrading, or with negative implications, or direction not determined.

                 (l) The Notes shall have been approved for trading on PORTAL.

                 (m) The Issuers shall have furnished or caused to be furnished to the Initial Purchasers such further certificates and documents as the Initial Purchasers shall have reasonably requested.

                  All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers.

                  Any certificate or document signed by any officer of an Issuer and delivered to the Initial Purchasers, or to counsel for the Initial Purchasers, shall be deemed a representation and warranty by such Issuer to the Initial Purchasers as to the statements made therein.

          8. EXPENSES. (a) Whether or not the purchase and sale of the Notes hereunder is consummated or this Agreement is terminated pursuant to
Section 9, each of the Issuers jointly and severally agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing, or reproduction of the Preliminary Offering Memorandum, Offering Memorandum (including financial statements thereto), and each amendment or supplement to any of them; (ii) the delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Offering Memorandum, the Preliminary Offering Memorandum, and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Notes; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Notes, including any stamp taxes in connection with the original issuance and sale of the Notes; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Notes; (v) the application for quotation of the Notes on the PORTAL market; (vi) the qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 4 (f) hereof (including the reasonable fees, expenses and disbursements of counsel for the Initial Purchasers relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such qualification); (vii) the performance by each of the Issuers of its obligations under the Registration Rights

Agreement; (viii) the fees and expenses of the Issuers' accountants and the fees and expenses of counsel (including local and special counsel) for the Issuers;
(ix) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Notes; and
(x) any fees payable in connection with the rating of the Notes.

                 (b) If the purchase and sale of the Notes hereunder is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 9 hereof, or because of any failure, refusal or inability on the part of the Issuers to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder other than by reason of a default by the Initial Purchasers in payment for the Notes on the Closing Date, the Issuers shall reimburse the Initial Purchasers promptly upon demand for all out-of-pocket expenses (including fees and disbursements of counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Notes and the other transactions contemplated hereby.

            9. TERMINATION OF AGREEMENT. (a) This Agreement shall be subject to termination in the absolute discretion of the Initial Purchasers, without liability on the part of the Initial Purchasers to the Issuers or any other party, by notice to the Trust, if prior to the Closing Date, (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York or Chicago shall have been declared, or (iii) there shall have occurred any outbreak or escalation of hostilities or other U.S. or international calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Initial Purchasers, impracticable or inadvisable to commence or continue the offering of the Notes on the terms set forth on the cover page of the Offering Memorandum or to enforce contracts for the resale of the Notes by the Initial Purchasers. Notice of such termination may be given to the Issuers by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

                 (b) If either Initial Purchaser shall default in its obligation to purchase the Notes which it has agreed to purchase hereunder, the non-defaulting Initial Purchaser may in its discretion arrange for it or another party or other parties satisfactory to the Trust to purchase such Notes on the terms contained herein. If within thirty-six hours after such default by any Initial Purchaser the non-defaulting Initial Purchaser does not arrange for the purchase of such Notes, then the Trust shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the non-defaulting Initial Purchaser to purchase such Notes on such terms. In the event that, within the respective prescribed periods, the non-defaulting Initial Purchaser notifies the Trust that it has so arranged for the purchase of such Notes, the non-defaulting Initial Purchaser or the Trust shall have the right to postpone the Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Memorandum, or in any other documents or arrangements, and the Trust agrees to prepare promptly any amendments to the Offering

Memorandum which in the opinion of the non-defaulting Initial Purchaser may thereby be made necessary. The term "Initial Purchaser" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Notes.

                  (c) If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchaser and the Trust as provided in subsection (a) above, the aggregate principal amount of such Notes which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Notes, then the Trust shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Notes which such Initial Purchaser agreed to purchase hereunder and, to require each non-defaulting Initial Purchaser to purchase its pro rata share (based on the principal amount of Notes which such Initial Purchaser agreed to purchase hereunder) of the Notes of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Initial Purchaser from liability for its default.

                  (d) If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchaser and the Trust as provided in subsection (a) above, the aggregate principal amount of Notes which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Notes, or if the Trust shall not exercise the right described in subsection (b) above to require non-defaulting Initial Purchasers to purchase Notes of a defaulting Initial Purchaser or Initial Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Initial Purchaser or the Trust, except for the expenses to be borne by the Trust and the Initial Purchasers as provided in Section 8 hereof and the indemnity and contribution agreements in Section 6 hereof; but nothing herein shall relieve a defaulting Initial Purchaser from liability for its default.

                  10. INFORMATION FURNISHED BY THE INITIAL PURCHASERS. The statements in the eighth paragraph and the last sentence of the third paragraph under the caption "Plan of Distribution" in the Preliminary Offering Memorandum and Offering Memorandum constitute the only information furnished in writing by or on behalf of the Initial Purchasers as such information is referred to in Sections 5 (b) and 6 hereof.

                  11. MISCELLANEOUS. Except as otherwise provided in Sections 4 and 9 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Issuers, at the office of the Trust at 33662 James J. Pompo Drive, Fraser, Michigan 48026, Attention: James E. Butler, with a copy to Dykema Gossett, 400 Renaissance Center, Detroit, Michigan 48243-1668, Attention: Fredrick Miller, and a copy to Paul Lieberman, P.C., 1471
S. Woodward, Suite 250, Bloomfield Hills, Michigan 48302 or (ii) if to the Initial Purchasers, c/o Banc One Capital Markets Inc., One First National Plaza, Mail Suite 0701, Chicago IL, 60670, Attention:

High Yield Origination, with a copy to Latham & Watkins, 885 Third Avenue, Suite 1000, New York, NY, 10022-4802, Attention: Gregory A. Ezring.

                  This Agreement has been and is made solely for the benefit of the Initial Purchasers, the Issuers, their directors and officers and the controlling persons referred to in Section 6 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from the Initial Purchasers of any of the Notes in his status as such purchaser.

         12. APPLICABLE LAW; GOVERNING LAW; COUNTERPARTS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York and without regard to the conflicts of law principles thereof.

                  This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

                  Please confirm that the foregoing correctly sets forth the agreement between the Issuers and the Initial Purchasers.

                                Very truly yours,

                                              VENTURE HOLDINGS TRUST
                                              VEMCO INC.
                                              VEMCO LEASING, INC.
                                              VENTURE INDUSTRIES CORPORATION
                                              VENTURE HOLDINGS CORPORATION
                                              VENTURE LEASING COMPANY
                                              VENTURE MOLD & ENGINEERING
                                                CORPORATION
                                              VENTURE SERVICE COMPANY
                                              EXPERIENCE MANAGEMENT LLC
                                              VENTURE EUROPE, INC.
                                              VENTURE EU CORPORATION
                                              VENTURE HOLDINGS COMPANY LLC



                                              By:  /s/James E. Butler, Jr.
                                                   -----------------------
                                              Name:  James E. Butler, Jr.
                                              Title:  Chief Financial Officer

Confirmed as of the date first above mentioned.

BANC ONE CAPITAL MARKETS, INC.
GOLDMAN, SACHS & CO.

By:  BANC ONE CAPITAL MARKETS, INC.

By:  /s/Thomas Gordy
     ---------------
Name:  Thomas Gordy
Title:  Managing Director

                                   SCHEDULE A

                            SUBSIDIARIES OF THE TRUST




                                 Name                            Jurisdiction
                                 ----                          of Organization
                                                               ---------------


Vemco Inc. (no subsidiaries)                                       Michigan
Vemco Leasing, Inc. (no subsidiaries)                              Michigan
Venture Industries Corporation (no subsidiaries)                   Michigan
Venture Holdings Corporation (no subsidiaries)                     Michigan
Venture Leasing Company                                            Michigan
Venture Mold & Engineering Corporation (no                         Michigan
subsidiaries)
Venture Service Company                                            Michigan
Experience Management LLC (no subsidiaries)*                       Michigan
Venture Europe, Inc. (no subsidiaries)**                           Michigan
Venture EU Corporation (no subsidiaries)**                         Michigan
Venture Industries Canada Ltd. (no subsidiaries)                   Canada
Venture Germany GmbH (subsidiaries below)                          Germany
Venture Beteiligungs GmbH (no subsidiaries)                        Germany
Venture Verwaltungs GmbH (no subsidiaries)                         Germany
Venture Holdings Company LLC
                                                                   Michigan

       *  Held by Venture Service Company (1%) and
          Venture Holdings Trust (99%)
      **  Held by Venture Leasing Company

                                   SCHEDULE B

                     MATERIAL SUBSIDIARIES OF PEGUFORM, GmbH





Name                                                    Jurisdiction of
----                                                     Incorporation
                                                          -------------


Peguform France S.A.                                          France

Peguform Iberica S.A.                                         Spain

Peguform Bohemia a.s.                                         Czech Republic

                                   SCHEDULE C





                                                PRINCIPAL AMOUNT                        PRINCIPAL AMOUNT OF
          INITIAL PURCHASER                     OF SENIOR NOTES                      SENIOR SUBORDINATED NOTES
          -----------------                     ---------------                      -------------------------
BANC ONE CAPITAL MARKETS, INC.                    $ 93,750,000                             $ 93,750,000
Goldman, Sachs & Co.                              $ 31,250,000                             $ 31,250,000
TOTAL                                             $125,000,000                             $125,000,000
                                                  ============                             ============










40